UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 15, 2019

Bluerock Residential Growth REIT, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-36369	26-3136483
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

712 Fifth Avenue, 9th Floor New York, NY 10019
(Address of principal executive offices)

(212) 843-1601
(Registrant’s telephone number, including area code)

None
(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, $0.01 par value per share	BRG	NYSE American
8.250% Series A Cumulative Redeemable Preferred Stock, $0.01 par value per share	BRG-PrA	NYSE American
7.625% Series C Cumulative Redeemable Preferred Stock, $0.01 par value per share	BRG-PrC	NYSE American
7.125% Series D Cumulative Preferred Stock, $0.01 par value per share	BRG-PrD	NYSE American

Securities registered pursuant to Section 12(g) of the Exchange Act:

Title of each class
Series B Redeemable Preferred Stock, $0.01 par value per share
Warrants to Purchase Shares of Class A Common Stock, $0.01 par value per share

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 2.01	COMPLETION OF DISPOSITION OF ASSETS

On July 15, 2019, Bluerock Residential Growth REIT Inc., a Maryland corporation (the “Company”), through certain wholly-owned subsidiaries of its operating partnership, Bluerock Residential Holdings, LP (the “Operating Partnership”), closed on the previously announced sale of the Company’s interests in four of the five assets in a portfolio of properties (the “Topaz Portfolio”) pursuant to the terms and conditions of two separate purchase and sale agreements for an aggregate sale price of $273.7 million in cash. The sale of the fifth property in the Topaz Portfolio, the real property commonly known as ARIUM Palms at World Gateway Apartments, located at 9000 Avenue Pointe Circle, Orlando, Orange County, Florida 32821, is expected to close on or before August 29, 2019.

Sorrel Phillips Creek Ranch Apartments

On July 15, 2019, the Company, through a wholly-owned subsidiary of the Operating Partnership, closed on the Purchase and Sale Agreement, dated June 17, 2019, as amended (the “Sorrel Phillips Creek Ranch Purchase Agreement”), for the sale by BR Carroll Phillips Creek Ranch, LLC (“Sorrel Phillips Creek Ranch Owner”) to Sorrel/BO, L.L.C., a Delaware limited liability company, Sorrel SP-HP, L.L.C., a Delaware limited liability company, and Sorrel/Portad, L.L.C., a Delaware limited liability company, as tenants in common, all of which are unaffiliated third parties (collectively, the “Sorrel Phillips Creek Ranch Purchaser”), of Sorrel Phillips Creek Ranch Owner’s entire right, title and interest in the improved real property commonly known as Sorrel Phillips Creek Ranch Apartments, located at 5050 FM423, Frisco, Denton County, Texas 75036 (the “Sorrel Phillips Creek Ranch Property”) for a sale price of $57.9 million, subject to certain prorations and adjustments typical in a real estate transaction. The net proceeds to the Company, after payment of closing costs including mortgage payoff and fees, totaled $17.3 million.

The Sovereign Apartments, Leigh House Apartments and Preston View Apartments

On July 15, 2019, the Company, through certain wholly-owned subsidiaries of the Operating Partnership, closed on the Purchase and Sale Agreement, dated June 17, 2019, as amended (the “Three Property Purchase Agreement,” and together with the Sorrel Phillips Creek Ranch Purchase Agreement, the “Initial Closing Purchase Agreements”), for the sale (a) by BR Carroll Keller Crossing, LLC (“Sovereign Owner”) to KRE Topaz Sovereign Owner LLC, a Delaware limited liability company and unaffiliated third party, of Sovereign Owner’s entire right, title and interest in the improved real property commonly known as The Sovereign Apartments, located at 5301 North Tarrant Parkway, Fort Worth, Tarrant County, Texas 76244 (the “Sovereign Property”) for an allocated sale price of $53.0 million; (b) by BR-TBR Lake Boone NC Owner, LLC (“Leigh House Owner”) to KRE CH Leigh House Owner LLC, a Delaware limited liability company and unaffiliated third party, of Leigh House Owner’s entire right, title and interest in the improved real property commonly known as Leigh House Apartments, located at 2421 Landmark Drive, Raleigh, Wake County, North Carolina 27607 (the “Leigh House Property”) for an allocated sale price of $52.0 million; and (c) by BR Preston View, LLC (“Preston View Owner”) to KRE Topaz Preston View Owner LLC, a Delaware limited liability company and unaffiliated third party, of Preston View Owner’s entire right, title and interest in the improved real property commonly known as Preston View Apartments, located at 1000 Stony Court, Morrisville, Wake County, North Carolina 27560 (the “Preston View Property”) for an allocated sale price of $64.0 million. The aggregate sale price for the Sovereign Property, the Leigh House Property and the Preston View Property totaled $169.0 million, subject to certain prorations and adjustments typical in a real estate transaction. The aggregate net proceeds to the Company, after payment of closing costs including mortgage payoffs and fees, totaled $57.9 million.

The foregoing descriptions of the Initial Closing Purchase Agreements do not purport to be complete and are qualified in their entirety by reference to (i) the Sorrel Phillips Creek Ranch Purchase Agreement, which is filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the SEC on June 21, 2019 and is incorporated herein by reference, (ii) the First Amendment to the Sorrel Phillips Creek Ranch Purchase Agreement, which is filed as Exhibit 10.2 to the Company’s Current Report on Form 8-K filed with the SEC on June 21, 2019 and is incorporated herein by reference, (iii) the Three Property Purchase Agreement, which is filed as Exhibit 10.5 to the Company’s Current Report on Form 8-K filed with the SEC on June 21, 2019 and is incorporated herein by reference, (iv) the First Amendment to the Three Property Purchase Agreement, which is filed as Exhibit 10.6 to the Company’s Current Report on Form 8-K filed with the SEC on June 21, 2019 and is incorporated herein by reference and (v) the Second Amendment to the Three Property Purchase Agreement, which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

ITEM 9.01	FINANCIAL STATEMENTS

(a)	Pro Forma Financial Information

Bluerock Residential Growth REIT, Inc.

Pro Forma Condensed Consolidated Balance Sheet as of March 31, 2019 (unaudited)

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Notes to Pro Forma Condensed Consolidated Balance Sheet as of March 31, 2019 (unaudited)

Pro Forma Condensed Consolidated Statement of Operations for the three months ended March 31, 2019 (unaudited)

Notes to Pro Forma Condensed Consolidated Statement of Operations for the three months ended March 31, 2019 (unaudited)

Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 2018 (unaudited)

Notes to Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 2018 (unaudited)

Statements in this Current Report on Form 8-K, including intentions, beliefs, expectations or projections relating to items such as the long-term performance of the Company’s portfolio are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements are based on current expectations and assumptions with respect to, among other things, future economic, competitive and market conditions and future business decisions that may prove incorrect or inaccurate. Important factors that could cause actual results to differ materially from those in the forward looking statements include the risks described under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K filed with the SEC on February 27, 2019 and its other filings with the SEC.

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BLUEROCK RESIDENTIAL GROWTH REIT, INC.

Unaudited Pro Forma Condensed Consolidated Financial Statements Information

The following unaudited pro forma condensed consolidated financial statements of Bluerock Residential Growth REIT, Inc. (together with its consolidated subsidiaries, the “Company,” “we,” “our” or “us”) should be read in conjunction with our historical audited consolidated financial statements as of and for the year ended December 31, 2018, and as of and for the three months ended March 31, 2019 (unaudited), and the related notes thereto.

The unaudited pro forma condensed consolidated balance sheet, as of March 31, 2019, and statement of operations for the year ended December 31, 2018, and three months ended March 31, 2019, have been prepared to provide pro forma financial information with regard to the dispositions of ARIUM Palms, Leigh House, Preston View, Sorrel, and Sovereign (collectively, the “Topaz Portfolio”), which the Company consolidated and includes pro forma information for each of the transactions described below. The unaudited pro forma financial information gives effect to:

(1)

The sale of the Company’s interests in the Topaz Portfolio to non-affiliated buyers. The sales of Leigh House, Preston View, Sorrel, and Sovereign closed on July 15, 2019 and the sale of ARIUM Palms is anticipated to close on or about August 29, 2019. The pro forma financial statements do not reflect the net proceeds from the sale and the subsequent reinvestment.

The corresponding paydown of the mortgages payable, which were included in the Company’s historical consolidated balance sheet, as follows (in thousands):

Property	Mortgage Payable
ARIUM Palms	$29,703
Preston View	41,283
Sorrel	38,522
Sovereign	27,966
Total	$137,474

The sale of the preferred interest in Leigh House included the payoff of its unconsolidated debt of $25.0 million.

The pro forma condensed consolidated balance sheet assumes that the disposition transactions referred to above occurred on March 31, 2019.

The pro forma consolidated statement of operations assumes the transactions referred to above occurred on January 1, 2018.

Our pro forma financial information is not necessarily indicative of what our actual financial position and results of operations would have been as of the date and for the periods indicated, nor does it purport to represent our future financial position or results of operations.

These unaudited pro forma condensed consolidated financial statements are prepared for informational purposes only. In management’s opinion, all material adjustments necessary to reflect the effects of the transactions referred to above, have been made. Our pro forma condensed consolidated financial statements are based on assumptions and estimates considered appropriate by the Company’s management. However, they are not necessarily indicative of what our consolidated financial condition or results of operations actually would have been assuming the transactions referred to above had occurred as of the dates indicated, nor do they purport to represent our consolidated financial position or results of operations for future periods.

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BLUEROCK RESIDENTIAL GROWTH REIT, INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

AS OF MARCH 31, 2019

(In thousands, except share and per share amounts)

	Bluerock Residential Growth REIT, Inc. Historical (a)	Topaz Portfolio Sale (b)	Pro Forma Total
ASSETS
Net Real Estate Investments
Land	$200,114	$(22,340)	$177,774
Building and improvements	1,548,167	(163,916)	1,384,251
Furniture, fixtures and equipment	58,422	(9,312)	49,110
Construction in progress	659	-	659
Total Gross Real Estate Investments	1,807,362	(195,568)	1,611,794
Accumulated depreciation	(124,605)	21,460	(103,145)
Total Net Real Estate Investments	1,682,757	(174,108)	1,508,649
Cash and cash equivalents	24,337	(2,321)	22,016
Restricted cash	22,659	(1,700)	20,959
Notes and accrued interest receivable from related parties	174,068	-	174,068
Due from affiliates	3,123	(190)	2,933
Accounts receivable, prepaids and other assets	12,332	(895)	11,437
Preferred equity investments and investments in unconsolidated real estate joint ventures	93,728	(14,174)	79,554
In-place lease intangible assets, net	443	-	443
Total Assets	$2,013,447	$(193,388)	$1,820,059

LIABILITIES, REDEEMABLE PREFERRED STOCK AND EQUITY
Mortgages payable	$1,204,905	$(137,474)	$1,067,431
Revolving credit facilities	78,000	-	78,000
Accounts payable	1,215	(57)	1,158
Other accrued liabilities	25,444	(2,255)	23,189
Due to affiliates	798	-	798
Distributions payable	12,317	-	12,317
Total Liabilities	1,322,679	(139,786)	1,182,893
8.250% Series A Cumulative Redeemable Preferred Stock	139,698	-	139,698
6.000% Series B Redeemable Preferred Stock	311,555	-	311,555
7.625% Series C Cumulative Redeemable Preferred Stock	56,545	-	56,545
Equity
Stockholders' Equity
Preferred stock, $0.01 par value, 229,900,000 shares authorized; no shares issued and outstanding	-	-	-
7.125% Series D Cumulative Preferred Stock, liquidation preference $25.00 per share, 4,000,000 shares authorized; 2,850,602 shares issued and outstanding, historical and pro forma	68,705	-	68,705
Common stock - Class A, $0.01 par value; 747,509,582 shares authorized; 22,861,084 shares issued and outstanding, historical and pro forma	228	-	228
Common stock - Class C, $0.01 par value; 76,603 shares authorized; 76,603 shares issued and outstanding, historical and pro forma	1	-	1
Additional paid-in-capital	300,407	-	300,407
Distributions in excess of cumulative earnings	(234,363)	(52,579)	(286,942)
Total Stockholders' Equity	134,978	(52,579)	82,399
Noncontrolling Interests
Operating partnership units	21,143	-	21,143
Partially owned properties	26,849	(1,023)	25,826
Total Noncontrolling Interests	47,992	(1,023)	46,969
Total Equity	182,970	(53,602)	129,368
TOTAL LIABILITIES, REDEEMABLE PREFERRED STOCK AND EQUITY	$2,013,447	$(193,388)	$1,820,059

See Notes to Unaudited Pro Forma Condensed Consolidated Balance Sheet

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BLUEROCK RESIDENTIAL GROWTH REIT, INC.

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

AS OF MARCH 31, 2019

(a)	Historical consolidated financial information derived from the Company’s Quarterly Report on Form 10-Q as of March 31, 2019.

(b)	Reflect the sale of the Company’s interest in the Topaz Portfolio properties, to a non-affiliated buyer, and the paydown of the mortgages payable, which were included in the Company’s historical consolidated balance sheet. The pro forma financial statements do not reflect the net proceeds from the sale of the Topaz Portfolio assets and the subsequent reinvestment.

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BLUEROCK RESIDENTIAL GROWTH REIT, INC.

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE THREE MONTHS ENDED MARCH 31, 2019

		Pro Forma Adjustments for
	Bluerock Residential Growth REIT, Inc. Historical (a)	Topaz Portfolio Sale (b)	Pro Forma Total
Revenues
Rental and other property revenues	$45,690	$(4,404)	$41,286
Interest income from related parties	5,776	(498)	5,278
Total revenues	51,466	(4,902)	46,564
Expenses
Property operating	18,602	(2,182)	16,420
Property management fees	1,215	(135)	1,080
General and administrative	5,627	-	5,627
Acquisition and pursuit costs	58	-	58
Depreciation and amortization	17,230	(1,802)	15,428
Total expenses	42,732	(4,119)	38,613
Operating income	8,734	(783)	7,951
Other (expense) income
Preferred returns on unconsolidated real estate joint ventures	2,289	(524)	1,765
Gain on sale of non-depreciable real estate investments	679	-	679
Interest expense, net	(16,067)	1,978	(14,089)
Total other (expense) income	(13,099)	1,454	(11,645)
Net loss	(4,365)	671	(3,694)
Preferred stock dividends	(10,384)	-	(10,384)
Preferred stock accretion	(1,887)	-	(1,887)
Net loss attributable to noncontrolling interests
Operating partnership units	(4,051)	160	(3,891)
Partially-owned properties	(492)	34	(458)
Net loss attributable to noncontrolling interests	(4,543)	194	(4,349)
Net loss attributable to common stockholders	$(12,093)	$477	$(11,616)

Net Loss Per Common Share – Basic (c)	$(0.53)		$(0.50)
Net Loss Per Common Share – Diluted (c)	$(0.53)		$(0.50)

Weighted Average Basic Common Shares Outstanding	23,123,616		23,123,616
Weighted Average Diluted Common Shares Outstanding	23,123,616		23,123,616

See Notes to Unaudited Pro Forma Condensed Consolidated Statement of Operations

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BLUEROCK RESIDENTIAL GROWTH REIT, INC.

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE THREE MONTHS ENDED MARCH 31, 2019

(a)	Historical consolidated financial information derived from the Company’s quarterly report on Form 10-Q for the three months ended March 31, 2019.

(b)	Reflect the sale of the Company’s interest in the Topaz Portfolio properties, to a non-affiliated buyer, which was included in the Company’s historical consolidated statement of operations.

(c)	Loss per share is calculated in accordance with Accounting Standards Codification 260 – “Earnings per Share.” The historical loss per share amounts are the amounts reported in the Registrant’s Form 10-Q for the three months ended March 31, 2019.

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BLUEROCK RESIDENTIAL GROWTH REIT, INC.

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2018

		Pro Forma Adjustments for
	Bluerock Residential Growth REIT, Inc. Historical (a)	Topaz Portfolio Sale (b)	Pro Forma Total
Revenues
Rental and other property revenues	$162,461	$(17,814)	$144,647
Interest income from related parties	22,255	(2,036)	20,219
Total revenues	184,716	(19,850)	164,866
Expenses
Property operating	67,997	(8,923)	59,074
Property management fees	4,391	(541)	3,850
General and administrative	19,553	-	19,553
Acquisition and pursuit costs	116	-	116
Weather-related losses, net	288	(200)	88
Depreciation and amortization	62,683	(7,040)	55,643
Total expenses	155,028	(16,704)	138,324
Operating income	29,688	(3,146)	26,542
Other (expense) income
Preferred returns on unconsolidated real estate joint ventures	10,312	(1,910)	8,402
Loss on extinguishment of debt and debt modification costs	(2,277)	563	(1,714)
Interest expense, net	(52,998)	6,862	(46,136)
Total other (expense) income	(44,963)	5,515	(39,448)
Net loss	(15,275)	2,369	(12,906)
Preferred stock dividends	(35,637)	-	(35,637)
Preferred stock accretion	(5,970)	-	(5,970)
Net loss attributable to noncontrolling interests
Operating partnership units	(12,839)	567	(12,272)
Partially-owned properties	(1,284)	110	(1,174)
Net loss attributable to noncontrolling interests	(14,123)	677	(13,446)
Net loss attributable to common stockholders	$(42,759)	$1,692	$(41,067)

Net Loss Per Common Share - Basic (c)	$(1.82)		$(1.72)
Net Loss Per Common Share - Diluted (c)	$(1.82)		$(1.72)

Weighted Average Basic Common Shares Outstanding	23,845,800		23,845,800
Weighted Average Diluted Common Shares Outstanding	23,845,800		23,845,800

See Notes to Unaudited Pro Forma Condensed Consolidated Statement of Operations

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BLUEROCK RESIDENTIAL GROWTH REIT, INC.

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2018

(a)	Historical consolidated financial information derived from the Company’s annual report on Form 10-K for the year ended December 31, 2018.

(b)	Reflect the sale of the Company’s interest in the Topaz Portfolio properties, to a non-affiliated buyer, which was included in the Company’s historical consolidated statement of operations.

(c)	Loss per share is calculated in accordance with Accounting Standards Codification 260 – “Earnings per Share.” The historical earnings per share amounts are the amounts reported in the Registrant’s Form 10-K for the year ended December 31, 2018.

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(d)	Exhibits.

Exhibit No.	Description

10.1	Second Amendment to Purchase and Sale Agreement, dated as of July 15, 2019, by and among BR Carroll Keller Crossing, LLC, BR-TBR Lake Boone NC Owner, LLC, Tribridge Co-Invest 29 Lake Boone Owner, LLC, LB One Leigh House Owner, LLC, Coyote Leigh House Capital Owner, LLC, TBR LHP TIC, LLC, BR Preston View LLC and KRE Topaz Portfolio Investor, LLC

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLUEROCK RESIDENTIAL GROWTH REIT, INC.

DATE: July 19, 2019	/s/ Christopher J. Vohs
Christopher J. Vohs
Chief Financial Officer and Treasurer

Exhibit Index

Exhibit No.	Description

10.1	Second Amendment to Purchase and Sale Agreement, dated as of July 15, 2019, by and among BR Carroll Keller Crossing, LLC, BR-TBR Lake Boone NC Owner, LLC, Tribridge Co-Invest 29 Lake Boone Owner, LLC, LB One Leigh House Owner, LLC, Coyote Leigh House Capital Owner, LLC, TBR LHP TIC, LLC, BR Preston View LLC and KRE Topaz Portfolio Investor, LLC